TIAA-CREF LIFE FUNDS

Real Estate Securities Fund

Growth Equity Fund

SUPPLEMENT NO. 2

dated February 1, 2006

to the Prospectus dated May 1, 2005

REAL ESTATE SECURITIES FUND

The portfolio management team of the Real Estate Securities Fund is changing to include Philip James (Jim) Campagna, David Copp and Anne Sapp, who are replacing Andrew J. Duffy and Michael McLaughlin who previously managed the Fund. The principal investment strategy for the Real Estate Securities Fund is being revised to allow the Fund to utilize a combination of both active management and indexed strategies.

Change of Investment Strategy

The following replaces the disclosure under “Overview of the Funds—Real Estate Securities Fund—Principal Investment Strategies” in the Prospectus:

Principal Investment Strategies: The fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry. The fund uses a combination of both active management and indexed strategies. The fund will use an active strategy using a research-oriented process with a focus on cash flows and asset values when we believe there is an opportunity to increase shareholder value. The fund will utilize an indexed strategy to keep the fund close to its benchmark when we do not perceive that there are opportunities to increase shareholder value utilizing an active management strategy. The benchmark index for the fund is the Dow Jones Wilshire Real Estate Securities Index.

The following replaces the second paragraph under “More Information About the Funds—Specialty Funds—Real Estate Securities Fund” in the Prospectus:

The fund normally invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry. The fund uses a combination of both active management and indexed strategies. The fund will use an active strategy using a research-oriented process with a focus on cash flows and asset values when we believe there is an opportunity to increase shareholder value. The fund will utilize an indexed strategy to keep the fund close to its benchmark when we do not perceive that there are opportunities to increase shareholder value utilizing an active management strategy.

Change of Portfolio Management Team

The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

Andrew J. Duffy and Michael McLaughlin are no longer members of the portfolio management team for the Real Estate Securities Fund. As of February 1, 2006, Philip James (Jim) Campagna, David Copp, and Anne Sapp will become members of the portfolio management team responsible for the day-to-day management of the Fund.

The following information replaces the portfolio manager charts for the Fund included in the May 1, 2005 Prospectus.

Name	Title	Portfolio Role/ Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Years/Months Experience
				At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA	Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates—2005 to Present Mellon Capital Management—1997 to 2005	1.0	14.8	0.0
David Copp	Associate	Trading— REITS	Teachers Advisors, Inc., TIAA and its affiliates—2005 to Present RBC Capital Markets—2002 to 2005 Robertson Stephens—1999 to 2002	0.6	9.6	0.6
Anne Sapp, CFA	Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates—2004 to Present Mellon Transition Management Services—2001 to 2004 Mellon Capital Management—1996 to 2000	1.7	19.0	0.0

GROWTH EQUITY FUND

The portfolio management team for the Growth Equity Fund is changing, as David C. Fording is no longer a manager of the Fund. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

David C. Fording is no longer a member of the portfolio management team for the Growth Equity Fund. All other portfolio managers previously listed in the May 1, 2005 Prospectus and subsequent supplements thereto as managers of the Fund will remain as members of the portfolio management team responsible for the day-to-day management of the Fund. Biographical information with respect the portfolio managers of the Fund can be found in the May 1, 2005 Prospectus.

A11101-02/06

TIAA-CREF LIFE FUNDS

Growth Equity Fund

Real Estate Securities Fund

SUPPLEMENT NO. 3

dated February 1, 2006 to the

Statement of Additional Information (SAI) dated May 1, 2005

The portfolio management teams for the Growth Equity Fund and the Real Estate Securities Fund are changing. The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAI:

Growth Equity Fund

David C. Fording is no longer a member of the portfolio management team for the Growth Equity Fund. All other portfolio managers previously listed in the May 1, 2005 Prospectus and subsequent supplements thereto as managers of the Fund will remain as members of the portfolio management team responsible for the day-to-day management of the Fund.

Real Estate Securities Fund

Andrew J. Duffy and Michael McLaughlin are no longer members of the portfolio management team for the Real Estate Securities Fund. As of February 1, 2006, Philip James (Jim) Campagna, David Copp, and Anne Sapp will become members of the portfolio management team responsible for the day-to-day management of the Fund.

The following information replaces the portfolio manager charts for the Fund included in the May 1, 2005 SAI.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund
Philip James (Jim) Campagna, CFA	21	2	$135,716	$98	$1 - $10,000
David Copp	1	2	$311	$98	$0
Anne Sapp, CFA	21	2	$135,716	$98	$1 - $10,000

A11102-02/06